UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2017

Vishay Intertechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

63 Lancaster Avenue Malvern, PA 19355-2143	19355-2143
(Address of Principal Executive Offices)	Zip Code

Registrant's telephone number, including area code 610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

Vishay Intertechnology, Inc. ("Vishay") held its Annual Meeting of Stockholders on May 23, 2017. Vishay's stockholders voted to approve the amended and restated Vishay Intertechnology, Inc. 162(m) Cash Bonus Plan (the "Plan"). The amended and restated Plan is substantially similar to the Plan last approved by stockholders in 2012.

The foregoing description is qualified in its entirety by reference to the Plan, which is incorporated herein by reference to Annex A to Vishay's definitive proxy statement, dated March 31, 2017, for its 2017 Annual Meeting of Stockholders.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders, Vishay's stockholders elected three directors to hold office until the 2020 annual meeting, ratified the appointment of Ernst & Young LLP as Vishay's independent registered public accounting firm for the year ending December 31, 2017, voted on an advisory basis to approve Vishay's executive compensation, voted on an advisory basis to submit executive compensation to an advisory vote on a triennial basis, and approved the amended and restated Vishay Intertechnology Section 162(m) Cash Bonus Plan.

Each share of common stock is entitled to one vote, and each share of Class B common stock is entitled to ten votes.

The results of the votes of stockholders on each matter set forth at the Annual Meeting are as follows:

Election of Directors to Hold Office until 2020

	For	Withheld	Broker Non-Votes
Dr. Abraham Ludomirski
Common stock	90,229,947	22,088,520	8,856,279
Class B common stock	12,039,494	18,021	262
Total voting power	210,624,887	22,268,730	8,858,899
Ronald Ruzic
Common stock	107,066,204	5,252,263	8,856,279
Class B common stock	12,039,494	18,021	262
Total voting power	227,461,144	5,432,473	8,858,899
Raanan Zilberman
Common stock	111,343,995	974,472	8,856,279
Class B common stock	12,057,515	-	262
Total voting power	231,919,145	974,472	8,858,899

Ratification of Appointment of Independent Registered Public Accounting Firm

	For	Against	Abstain	Broker Non-Votes
Common stock	117,305,931	3,772,604	96,211	-
Class B common stock	12,057,777	-	-	-
Total voting power	237,883,701	3,772,604	96,211	-

Advisory Vote on Executive Compensation

	For	Against	Abstain	Broker Non-Votes
Common stock	101,554,328	10,566,217	197,922	8,856,279
Class B common stock	12,039,494	18,021	-	262
Total voting power	221,949,268	10,746,427	197,922	8,858,899

Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation

	Triennially	Biannually	Annually	Abstain	Broker Non-Votes
Common stock	21,470,380	103,741	89,471,165	1,273,181	8,856,279
Class B common stock	11,191,597	847,897	18,021	-	262
Total voting power	133,386,350	8,582,711	89,651,375	1,273,181	8,858,899

Approval of the Amended and Restated Vishay Intertechnology Section 162(m) Cash Bonus Plan

	For	Against	Abstain	Broker Non-Votes
Common stock	105,509,805	6,617,902	190,760	8,856,279
Class B common stock	12,057,515	-	-	262
Total voting power	226,084,955	6,617,902	190,760	8,858,899

Item 8.01 – Other Events.

Cash Dividend Declaration

On May 23, 2017, Vishay declared a quarterly cash dividend of $0.0625 per share of common stock and Class B common stock outstanding payable on June 29, 2017 to stockholders of record at the close of business on June 15, 2017. A copy of the press release announcing the dividend declaration is attached as Exhibit 99.1 to this report.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and restated Vishay Intertechnology, Inc. 162(m) Cash Bonus Plan. Incorporated by reference to Annex A to our definitive proxy statement, dated March 31, 2017, for our 2017 Annual Meeting of Stockholders.
99.1	Press release dated May 23, 2017.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2017

VISHAY INTERTECHNOLOGY, INC.

By:	/s/ Lori Lipcaman

Name:	Lori Lipcaman
Title:	Executive Vice President and
Chief Financial Officer